UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2006
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
     On May 31, 2006, the Audit Committee of the Board of Directors of The Hillman Companies, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) and selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2006. On June 1, 2006, Grant Thornton accepted the engagement to audit the Company’s financial statements.
     The reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
     During the fiscal years ended December 31, 2004 and 2005 and through May 31, 2006, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its report on the Company’s financial statements for such years.
     During the fiscal years ended December 31, 2005 and 2004 and through May 31, 2006, no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, occurred with respect to the Company, except for four material weaknesses described in the Item 9A section of the Company’s Form 10-K/A for the year ended December 31, 2004. Such material weaknesses caused restatements of financial statements that required amended filings with the SEC (see the Form 10-Q and Form 10-K filings noted below for more details regarding restatements) and are as follows:
•	The Company did not maintain effective controls over the timing of the recognition of revenue. (*)

•	The Company did not maintain effective controls over its accounting for income and other taxes required under generally accepted accounting principles. (*)

•	The Company did not maintain effective controls over its accounting for stock compensation. Management of the Company believes that this material weakness was remediated as of December 31, 2005.

•	The Company did not maintain effective controls over its accounting for outstanding checks. (*)
(*) — These material weaknesses were outstanding as of March 31, 2006 (see Item 4 section of the Company’s Form 10-Q for the quarter ended March 31, 2006 for updated information regarding remediation progress and other matters) and as of December 31, 2005 (see Item 9A section of the Company’s Form 10-K for the year ended December 31, 2005 for updated information regarding remediation progress and other matters).

     The Company has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of each of the four material weaknesses described above.
     During the fiscal years ended December 31, 2005 and 2004 and through May 31, 2006, the Company did not consult with Grant Thornton regarding (1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to the Company’s financial statements or (3) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission stating its agreement with the statements made in this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2006	THE HILLMAN COMPANIES, INC.
/s/ James P. Waters
James P. Waters
Chief Financial Officer

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission stating its agreement with the statements made in this report.